                                                                    Exhibit 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of our report dated May 1, 2000, relating to the consolidated financial statements of Datalink.net appearing in the Annual Report on Form 10-KSB for the year ended March 31, 2000


                                        BDO Seidman, LLP
                                        San Jose, California
                                        December 19, 2000